UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2009

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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)
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       000-32335                                 58-2558701
(Commission File Number)              (IRS Employer Identification No.)



              12080 Virginia Blvd
               Ashland, Kentucky                        41102
   (Address of Principal Executive Offices)          (Zip Code)


                                  (305)420-6781
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1-Registrants' Business and Operations
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Item 1.01  Entry into Material Definitive Agreement
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On February 6, 2009 a settlement agreement amendment to the November 11, 2008 agreement, noted below, between the Company, Mark Neuhaus and Nicole Neuhaus was signed by all parties. The amendment extends the period of time provided in paragraph 10 of the Settlement Agreement by an additional 30 days so that the Agreement would remain in full force and effect for such additional period.

On November 11, 2008 the Company entered into a settlement agreement with Mark Neuhaus and Nicole Neuhaus. Mark Neuhaus was the former Chief Executive Officer and a former director of the Company. The agreement was subject to the condition precedent that the Company finalize a transaction with a third party involving certain oil and gas properties within 90 days of November 11, 2008 ("Third Party Closing"). Effective as and when the Third Party Closing occurs, the agreement provided for mutual general releases between each of the Company and Mark and the Company and Nicole Neuhaus. In connection with the agreement, seven million shares of the common stock of the Company previously issued to Mark Neuhaus were delivered to the Company to be held pending the Third Party Closing. If the Third Party Closing occured within the 90 day period, (1) four million five hundred thousand of the deposited shares would be cancelled and returned to authorized but unissued shares of the Company,(2) two million five hundred thousand of the deposited shares would be delivered to Nicole Neuhaus and (3) certain alleged claims of Mark Neuhaus against the Company for compensation and reimbursement for advances would be cancelled. If the Third Party Closing did not occur within 90 days of November 11, 2008 the settlement agreement would be void and of no force and effect and the deposited shares would be returned.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2009                       TX Holdings, Inc.
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                                              (Registrant)


                                      By: /s/ William "Buck" Shrewsbury
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                                      William "Buck" Shrewsbury, Chairman